Sentinel Group Funds, Inc.
Sentinel Georgia Municipal Bond Fund

Summary Prospectus
Class I Share

March 30, 2014

Class	Ticker Symbol
Class I	SYGIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2013, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.72%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 (actual Fund minimums may be higher) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I	$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in municipal securities that generate income that, in the opinion of counsel to the issuer of the security, is exempt from federal and Georgia state income taxes.

The Fund may invest in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.

The Fund’s investment sub-adviser will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of five to fifteen years, as determined by market conditions. As a core, general obligation, revenue, school, housing, hospital development and insured municipal bonds are represented. GLOBALT considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining how much to invest in a specific type of municipal bond in the Fund’s portfolio. Duration adjustments are made relative to the Barclays 10-Year Municipal Bond Index.

The Fund is “non-diversified,” which means that the Fund may concentrate its assets in a smaller number of issuers than a diversified fund, thus increasing the importance of each holding.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are at or near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund. The values of bonds may fluctuate as perceptions of credit quality change. In addition, bonds may be downgraded or default. During periods of declining interest rates or for other reasons, bonds may be “called”, or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

•                  Municipal Lease Risk. Municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate funds for future lease payments. As a result, the Fund may not receive payments from a lease obligation as originally anticipated.

•                  Municipal Securities Risk. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

•                  Non-Diversified Risk. Because the Fund holds fewer securities than a diversified portfolio and may take larger positions in individual securities, the Fund may be more affected by the performance of any particular security.

•                  Related Projects Risk. The Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects. As a result, the value of the Fund’s shares may be adversely affected by the effects of economic, political, tax law or business developments related to the municipal projects.

•                  State-Specific Risk. The Fund is more susceptible to factors adversely affecting Georgia governmental entities than a municipal bond fund that is diversified nationally. Changes in the economic condition and governmental policies of the State of Georgia may cause the value of the Fund’s shares to fall.

•                  Taxability Risk. While the Fund seeks to invest in municipal bonds whose interest payments will be excludable from gross income for federal income tax purposes, a municipal bond may be reclassified as taxable by the Internal Revenue Service. In addition, future legislative, administrative or court actions may cause interest on municipal bonds to be subject to federal income taxation, subjecting an investor to increased tax liability and/or adversely impacting the value of the security.

•                  U.S. Territory-Specific Risk. The Fund is susceptible to factors adversely affecting certain U.S. territories that issue securities that may be exempt from federal, and in certain circumstances, state and local taxes.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class I shares for each calendar year over a ten-year period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Sentinel Georgia Municipal Bond Fund began operations on May 4, 2007. The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares.

Inception: 1992 (the inception of the Fund’s predecessor)

Annual Total Return for Class I Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.24% (quarter ended December 31, 2008) and the lowest return for a quarter was -3.24% (quarter ended December 31, 2010).

Average Annual Total Return (%)

For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Return Before Taxes: Class I	-2.05	3.84	3.31
Return After Taxes on Distributions: Class I	-2.23	3.58	3.15
Return After Taxes on Distributions and Sale of Fund Shares: Class I*	0.06	3.71	3.28
Barclays 10-Year Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	-2.17	5.83	4.65

*   Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Sub-Adviser. GLOBALT, Inc. (“GLOBALT”) is the sub-adviser.

Portfolio Managers. Megan L. Busby, Senior Portfolio Manager with GLOBALT, has been a portfolio manager of the Fund or its predecessor since 1998, with the exception of the month of August 2010, when she temporarily left GLOBALT. Ms. Busby returned to GLOBALT in September 2010 and resumed her role as a portfolio manager of the Fund. Gregory E. Paulette, Chief Investment Strategist and Member of the Investment Policy and Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007. Gary E. Fullam, Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Administrative Services, Inc. PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The Sentinel Georgia Municipal Bond Fund only offers Class I shares. Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

The Fund intends to make distributions that are exempt from regular federal and Georgia state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund anticipates that substantially all of its income dividends will be “exempt-interest dividends,” which are generally exempt from regular federal income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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